UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2010
PolyOne Corporation
(Exact Name of Registrant as Specified in Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PolyOne Center, 33587 Walker Road, Avon Lake, Ohio	44012

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 930-1000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 12, 2010, the shareholders of PolyOne Corporation, an Ohio corporation (the “Company”), upon the recommendation of the Company’s Board of Directors (the “Board”), approved (1) the PolyOne Corporation 2010 Equity and Performance Incentive Plan (the “2010 Equity Plan”) and (2) the PolyOne Corporation Senior Executive Annual Incentive Plan (Effective January 1, 2011) (the “Incentive Plan”). The Board adopted the 2010 Equity Plan and the Incentive Plan on March 4, 2010, each subject to shareholder approval.
     The 2010 Equity Plan authorizes the Compensation Committee to provide equity-based compensation in the form of a variety of awards including stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other awards for the purpose of attracting and retaining directors, officers and other employees of the Company and its subsidiaries and providing such persons incentives and rewards for superior performance. Total awards under the 2010 Equity Plan are limited to 3,000,000 common shares, par value $0.01 per share, of the Company, plus any common shares relating to awards that expire or are forfeited or cancelled under the 2010 Equity Plan, subject to adjustment as provided in the 2010 Equity Plan.
     The Incentive Plan is designed to provide key executives of the Company with an opportunity to receive incentive compensation as a reward for high levels of performance above the ordinary performance standards compensated by base salary, and for their contributions to strong performance of the Company. The Incentive Plan authorizes the Compensation Committee to make awards to key executives upon the achievement of performance targets that are based on measures of the Company’s performance. These performance measures will be determined by the Compensation Committee for each plan year and will include one or more of the following:
•	Profits (e.g., operating income, EBIT, EBT, net income, earnings per share, residual or economic earnings, economic profit — these profitability metrics could be measured before certain specified special items and/or subject to GAAP definition);

•	Cash Flow (e.g., EBITDA, free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

•	Returns (e.g., Profits or Cash Flow returns on: assets, invested capital, net capital employed, and equity);

•	Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales inventory, and days’ sales in payables);

•	Profit Margins (e.g., Profits divided by revenues, gross margins and material margins divided by revenues, and material margin divided by sales pounds);

•	Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio);

•	Sales Growth, Gross Margin Growth, Cost Initiative and Stock Price Metrics (e.g., revenues, revenue growth, revenue growth outside the United States, gross margin and gross margin growth, material margin and material margin growth, stock price appreciation, total return to shareholders, sales and administrative costs divided by sales, and sales and administrative costs divided by profits); and

•	Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development, strategic partnering, research and development, vitality index, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.
The maximum award that will be available to a participant each plan year will in no event be more than $3,000,000. Awards may be paid in cash or in the form of restricted shares or share equivalent units, as determined by the Compensation Committee, and awards paid in restricted shares or share equivalent units will be enhanced with a 25% “premium.” Participants will generally be eligible to receive interim lump-sum cash payments in the event of a “Change of Control,” as that term is defined in the Incentive Plan.
     The descriptions of the 2010 Equity Plan and the Incentive Plan are qualified in their entirety by reference to the full text of the plans, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
     The Company held its Annual Meeting of Shareholders on May 12, 2010 (the “Annual Meeting”). At the Annual Meeting, all proposals were approved. The proposals below are described in more detail in the Company’s definitive proxy statement filed March 29, 2010 for the Annual Meeting. The final results were as follows:
a) The following individuals were nominated in 2010 to serve until the next Annual Meeting of Shareholders in 2011. All nominees were elected. The results were as follows:

Director Nominee	For	Withheld	Broker Non-Vote
J. Douglas Campbell	78,560,062	2,064,186	5,739,167
Dr. Carol A. Cartwright	78,299,928	2,324,320	5,739,167
Richard H. Fearon	77,776,403	2,847,845	5,739,167
Gordon D. Harnett	77,788,319	2,835,928	5,739,167
Richard A. Lorraine	78,651,273	1,972,975	5,739,167
Edward J. Mooney	77,725,687	2,898,561	5,739,167
Stephen D. Newlin	76,766,875	3,857,373	5,739,167
William H. Powell	78,940,994	1,683,253	5,739,167
Farah M. Walters	78,647,970	1,976,278	5,739,167

b) Approval of the 2010 Equity Plan, as described above and in the proxy materials:

For	Against	Abstained	Broker Non-Vote
71,987,415	6,690,008	1,946,825	5,739,167
c) Approval of the Incentive Plan, as described above and in the proxy materials:

For	Against	Abstained	Broker Non-Vote
80,888,408	3,151,396	2,323,610	0
d) Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

For	Against	Abstained	Broker Non-Vote
83,492,446	2,657,102	213,866	0
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	PolyOne Corporation 2010 Equity and Performance Incentive Plan (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8, Registration Statement No. 333-166775, filed on May 12, 2010).

10.2	PolyOne Senior Executive Annual Incentive Plan (effective January 1, 2011) (incorporated by reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A, SEC File No. 1-16091, filed on March 29, 2010).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYONE CORPORATION
By:	/s/ Lisa K. Kunkle
	Name:	Lisa K. Kunkle
	Title:	Vice President, General Counsel and Secretary

Date: May 13, 2010

EXHIBIT INDEX

Exhibit Number	Description
10.1	PolyOne Corporation 2010 Equity and Performance Incentive Plan (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8, Registration Statement No. 333-166775, filed on May 12, 2010).

10.2	PolyOne Senior Executive Annual Incentive Plan (effective January 1, 2011) (incorporated by reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A, SEC File No. 1-16091, filed on March 29, 2010).